FLEET LOAN AGREEMENT


     AGREEMENT, made as of the 15th day of December, 1999, by and between:

     NATIONAL   CONSUMER  COOPERATIVE  BANK,  a  corporation
chartered by Act of Congress of the United States which conducts business under the trade name National Cooperative
Bank (the "Borrower"); and

     FLEET   BANK,   NA,  a  national  banking  association,
("Fleet");

                    W I T N E S S E T H :


     WHEREAS:

     (A)The Borrower, the banks signatory thereto (the "Banks") and Fleet Bank, N.A., as Agent for itself and the Banks entered into a certain Third Amended and Restated Loan Agreement dated as of May 28, 1997, which was amended pursuant to (i) Amendment No. 1 to Third Amended and Restated Loan Agreement dated as of May 27, 1998, and (ii) Amendment No. 2 to Third Amended and Restated Loan Agreement dated as of May 26, 1999 (as so amended, and as it may from time to time hereafter be further amended, restated, modified or supplemented, hereinafter referred to as the "Banks' Loan Agreement") pursuant to which the Banks made available to the Borrower a revolving credit facility in the aggregate principal amount set forth therein;

     (B)The Borrower wishes to have available to it a line of credit from Fleet in the principal amount of up to Fifty Million ($50,000,000) Dollars and Fleet is willing to make available to the Borrower such a line of credit on the terms and conditions hereinafter set forth; and

     (C)Unless the context otherwise requires, all capitalized terms used in this Agreement without definition that are defined in the Banks' Loan Agreement shall have the meanings provided therefor in the Banks' Loan Agreement. Certain terms used herein are defined for the purposes of this Agreement in Article 1 below.

     NOW, THEREFORE, the parties hereto agree as follows:

1 Definitions

     As used in this Agreement, the following terms shall have the following meanings:

     Banks'  Loan  Agreement:   as defined  in  Recital  (A)
     hereof.

     Borrowing  Notice:   as  defined in  subsection  2.2(a)
     hereof.

     Fleet Commitment Fee: as defined in subsection 2.7(b) hereof.

     Fleet Credit Period: the period commencing on the date of this Agreement and ending on the Fleet Credit Termination
Date.

     Fleet Credit Termination Date: April 14, 2000.

     Fleet Fee: as defined in subsection 2.7(a) hereof.

     Fleet Loans:  as defined in Section 2.1 hereof.

     Fleet Loan Documents: collectively, this Agreement, the Fleet Note, and all other documents executed and delivered in connection herewith or therewith, including all amendments, modifications and supplements of or to all such documents.

     Fleet Note:  as defined in Section 2.4 hereof.

     Line of Credit:  as defined in Section 2.1 hereof.

     Line  of  Credit  Availability:   $50,000,000  as  such
amount may be reduced from time to time pursuant to the terms of this Agreement.

     Obligations: all of the indebtedness, liabilities and obligations of the Borrower to Fleet, whether now existing or hereafter arising, under the Fleet Loan Documents.

2 Fleet Loans

     _1 Fleet Loans.

     Subject to the terms and conditions of this Agreement, Fleet hereby agrees to hold available for the use of the Borrower during the Fleet Credit Period (to and including the Fleet Credit Termination Date), a line of credit (the "Line of Credit") in an aggregate principal amount at any one time outstanding up to, but not exceeding, the Line of Credit Availability as then in effect. The Line of Credit shall consist of short-term loans (individually, a "Fleet Loan" and, collectively, the "Fleet Loans"). Subject to the terms of this Agreement and the Banks' Loan Agreement, during the Fleet Credit Period the Borrower may borrow, repay and reborrow up to the amount of the Line of Credit Availability as then in effect by means of Prime Rate Loans or LIBOR Loans (provided that repayment of LIBOR Loans shall be subject to the provisions of Section 2.24 of the Banks' Loan Agreement) and during such period the Borrower may convert Fleet Loans of one type into Fleet Loans of another type (as provided in Section 2.8 of the Banks' Loan Agreement).

     _2 Notices Relating to Fleet Loans.

          (a)The Borrower shall give Fleet written notice of each borrowing, reborrowing, conversion and repayment of each Fleet Loan and of the duration of each Interest Period applicable to each LIBOR Loan (subject to subsection 2.2(b) below) and the termination or reduction of the Line of Credit Availability (in each case, a "Borrowing Notice"), all as provided in Section 2.3 of the Banks' Loan Agreement (provided that each reference in such Section 2.3 to the "Agent" shall be deemed herein to be a reference to Fleet).

          (b)Notwithstanding  anything   to   the   contrary
contained in the Banks' Loan Agreement, the Interest Period(s) applicable to the Fleet Loans hereunder shall, at the Borrower's election (subject to availability to Fleet), be seven (7) days (i.e. the One-Week Rate) or a one-month Interest Period.

     _3 Disbursement of Loan Proceeds.

     The Borrower shall give Fleet notice of each borrowing hereunder as provided in Section 2.2 hereof. Fleet shall disburse such sums to the Borrower by depositing in immediately available funds the amount thereof in an account of the Borrower designated by the Borrower maintained with Fleet.

     _4 Fleet Note.

     The Fleet Loans shall be evidenced by a single promissory note of the Borrower payable to the order of Fleet and dated the date of this Agreement. The promissory note shall be in the principal amount of Fifty Million ($50,000,000) Dollars and shall be in the form of Exhibit A annexed hereto (the "Fleet Note").

     _5 Repayment of Principal of Fleet Loans.

     The aggregate outstanding principal amount of the Fleet
Loans shall be payable, together with all accrued interest thereon, in a single installment on the Fleet Credit
Termination Date.

     _6 Interest.

          (a)The Borrower shall pay to Fleet interest on the unpaid principal amount of the Fleet Loans for the period commencing on the date that each Fleet Loan is made until such Fleet Loan is paid in full, at the following rates per annum:

               (i)During the periods that such Fleet Loan is a Prime Rate Loan, the Alternate Base Rate; provided, however, during the period from the date hereof to January 31, 2000, in the event the Federal Funds Rate does not reasonably reflect Fleet's cost of funds, then the Federal Funds Rate will be adjusted upwards in an amount not to exceed 1.50% which is necessary to compensate Fleet for its actual cost of funds. If Fleet becomes entitled to claim any such additional amounts, it shall promptly notify the Borrower of the event by reason of which it has become so entitled by providing a certificate (which shall be conclusive absent manifest error) setting forth in reasonable detail the basis for the claim for additional amounts, the amounts required to be paid by the Borrower and the computations made by Fleet to determine the amounts; provided that Fleet shall not be required to disclose any confidential information. Failure or delay on the part of Fleet to demand compensation pursuant hereto shall not constitute a waiver of Fleet's right to demand such compensation; provided Fleet must have made its demand for such compensation on or before June 30, 2000; and

               (ii)During  the periods that such Fleet  Loan
     is a LIBOR Loan, for each Interest Period relating thereto, the LIBOR Rate for such Loan for such Interest
     Period plus .50%.



Notwithstanding the foregoing, the Borrower shall pay interest on any Fleet Loan or any installment thereof, and on any other amount payable by the Borrower hereunder which shall not be paid in full when due (whether at stated maturity, by acceleration or otherwise) for the period commencing on the due date thereof until the same is paid in full at 4% above the otherwise applicable rate. Accrued interest on the Fleet Loans shall be payable on the dates set forth in the Banks' Loan Agreement.

          (b) Anything in this Agreement or the Fleet Note to the contrary notwithstanding, the obligation of the Borrower to make payments of interest shall be subject to the limitation that payments of interest shall not be required to be made to Fleet to the extent that Fleet's receipt thereof would not be permissible under the law or laws applicable to Fleet limiting rates of interest which may be charged or collected by Fleet. Any such payments of interest which are not made as a result of the limitation referred to in the preceding sentence shall be made by the Borrower to Fleet on the earliest interest payment date or dates on which the receipt thereof would be permissible under the laws applicable to Fleet limiting rates of interest which may be charged or collected by Fleet. Such deferred interest shall not bear interest.

     _7 Fleet Fees.

          (a)    Simultaneously  with  the   execution   and
delivery of this Agreement, the Borrower shall pay to Fleet a facility fee (the "Fleet Fee") as set forth in a separate written agreement between the Borrower and the Bank.

          (b) The Borrower shall pay to Fleet a commitment fee (the "Fleet Commitment Fee") on the amount of the Line of Credit Availability from the date hereof to and including the earlier of the date the Line of Credit Availability is terminated or the Fleet Credit Termination Date, at the rate of .175% per annum on the Line of Credit Availability. The accrued Fleet Commitment Fee shall be payable quarterly commencing on January 31, 2000 and on the Fleet Credit Termination Date.

     _8 Use of Proceeds of Fleet Loans.

     The proceeds of the Fleet Loans shall be used by the Borrower for general corporate and working capital purposes.

     _9 Computations.

     Interest  on  the Fleet Loans and the Fleet  Commitment
Fee shall be computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last) occurring in the period for which payable.

     _10 Minimum Amounts of Borrowings,  Conversions and Repayments.

     Except for borrowings, conversions and repayments which exhaust the full remaining amount of the Line of Credit availability (in the case of borrowings) or result in the conversion or repayment of all Fleet Loans of a particular type (in the case of conversions or repayments) or conversions made pursuant to Section 2.23 of the Banks' Loan Agreement, each borrowing, each conversion of Fleet Loans of one type into Fleet Loans of another type and each repayment of principal of Fleet Loans hereunder shall be in an amount at least equal to One Million ($1,000,000) Dollars or a multiple of $1,000,000 (borrowings, conversions and repayments of different types of Fleet Loans at the same time hereunder to be deemed separate borrowings, conversions and repayments for purposes of the foregoing, one for each type).

     _11 Time and Method of Payments.

     All payments of principal, interest, fees and other charges (including indemnities) payable by the Borrower hereunder shall be made in Dollars, in immediately available funds, to Fleet as set forth in the Banks' Loan Agreement (and Fleet may, but shall not be obligated to, debit the amount of any such payment that is not made as provided in the Banks' Loan Agreement to any ordinary deposit account of the Borrower with Fleet). Additional provisions relating to payments are set forth in Section 10.3 of the Banks' Loan Agreement and are incorporated by reference herein.


     _12 Reductions in Line of Credit Availability.

     The Borrower shall be entitled to reduce or terminate the Line of Credit Availability provided that the Borrower shall give notice of such reduction or termination to the Bank as provided in Section 2.3 of the Banks' Loan Agreement and any partial reduction of the Line of Credit Availability shall be in an aggregate amount equal to Ten Million ($10,000,000) Dollars or an integral multiple thereof. Any such reduction shall be permanent and irrevocable.

    _13 Incorporatin of Certain Provisions.

     The provisions of Sections 2.19 through 2.24 inclusive of the Banks' Loan Agreement and all other sections of the Banks' Loan Agreement to which such Sections 2.19 through
2.24 refer are hereby incorporated by reference as if the provisions thereof were set forth in full herein.

________3 Representations and Warranties



     The Borrower hereby represents and warrants to Fleet that:

     _1        Article  3  of  Banks'  Loan  Agreement;   No
               Defaults.

          (a) Each and every one of the representations and warranties set forth in Article 3 of the Banks' Loan Agreement is true in all respects as of the date hereof, except for changes in the ordinary course of business, which, either singly or in the aggregate, are not materially adverse to the business or financial condition of the Borrower.

          (b) As of the date hereof, there exists no Event of Default under the Banks' Loan Agreement, and no event which, with the giving of notice or lapse of time or both, would constitute such an Event of Default.

     _2        Power, Authority, Consents.

     The Borrower has the power to execute, deliver and perform the Fleet Loan Documents to be executed by it. The Borrower has the power to borrow hereunder and has taken all necessary action to authorize the borrowing hereunder on the terms and conditions of this Agreement. The Borrower has taken all necessary action, corporate or otherwise, to authorize the execution, delivery and performance of the Fleet Loan Documents to be executed by it. No consent or approval of any Person (including, without limitation, any stockholder of the Borrower), no consent or approval of any landlord or mortgagee, no waiver of any Lien or right of distraint or other similar right and no consent, license, approval, authorization or declaration of any governmental authority, bureau or agency, is or will be required in connection with the execution, delivery or performance by the Borrower, or the validity or enforcement of the Fleet Loan Documents.

     _3        No Violation of Law or Agreements.

     The execution and delivery by the Borrower of each Fleet Loan Document and performance by it hereunder and thereunder will not violate any provision of law and will not conflict with or result in a breach of any order, writ, injunction, ordinance, resolution, decree, or other similar document or instrument of any court or governmental authority, bureau or agency, domestic or foreign, or any certificate of incorporation or by-laws of the Borrower or create (with or without the giving of notice or lapse of time, or both) a default under or breach of any agreement, bond, note or indenture to which the Borrower is a party, or by which the Borrower is bound or any of its properties or assets is affected, or result in the imposition of any Lien of any nature whatsoever upon any of the properties or assets owned by or used in connection with the business of the Borrower.

     _4        Due Execution, Validity, Enforceability.

     This Agreement and each other Fleet Loan Document has been duly executed and delivered by the Borrower and each constitutes the valid and legally binding obligation of the Borrower, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally and except that the remedy of specific performance and other equitable remedies are subject to judicial discretion.

________4 Conditions Precedent to the Fleet Loans



     The  obligation  of  Fleet  to  make  the  Fleet  Loans
hereunder  shall  be  subject to  the  fulfillment  (to  the
satisfaction   of   Fleet)  of  the   following   conditions
precedent:

          (a)  The   Borrower   shall  have   executed   and
               delivered to Fleet this Agreement and the Fleet Note.

          (b)  Fleet shall have received the Fleet Fee.

          (c) Fleet shall have received a Compliance Certificate from the Borrower dated the date hereof and the matters certified therein, including, without limitation, that after giving effect to the terms and conditions of this Agreement, no Default or Event of Default shall exist, shall be true.

          (d) Shea & Gardner, counsel to the Borrower, shall have delivered its legal opinion to Fleet, in form and substance satisfactory to Fleet and its counsel.

          (e) Fleet shall have received copies of the following:

               (i) All corporate action taken by the Borrower to authorize the execution, delivery and performance of this
                    Agreement,  the  Fleet  Note   and   the
                    transactions    contemplated     hereby,
                    certified by its secretary;

               (ii) A  certificate from the secretary of the
                    Borrower to the effect that the By-laws of the Borrower delivered to Fleet Bank, N.A., as Agent pursuant to the Banks' Loan Agreement have not been amended since the date of such delivery and that such document is in full force and effect and is true and correct as of the date hereof; and

               (iii)      An  incumbency  certificate  (with
                    specimen signatures) with respect to the Borrower.

          (f) All legal matters incident hereto shall be satisfactory to Fleet and its counsel.


________5 Covenants



     From the date hereof and so long as this Agreement shall be outstanding and until payment in full of all of the Obligations, the Borrower agrees to comply with and perform each and every covenant and condition set forth in Articles 5, 6 and 7 of the Banks' Loan Agreement, which Articles 5, 6 and 7 are hereby incorporated herein by reference.

________6 Events of Default



     If any one or more of the following events ("Events of Default") shall occur and be continuing, the entire unpaid balance of the principal of and interest on the Fleet Note and all other Obligations and indebtedness of the Borrower to Fleet arising hereunder and under the other Fleet Loan
Documents shall immediately become due and payable upon written notice to that effect given to the Borrower by Fleet (except that in the case of the occurrence of any Event of Default described in Section 8.7 of the Banks' Loan Agreement, as such Section 8.7 is hereinafter incorporated herein by reference, no such notice shall be required), without presentment or demand for payment, notice of non-payment, protest or further notice or demand of any kind, all of which are expressly waived by the Borrower; provided, however, that in the case of the occurrence of an Event of Default described in Section 6.1 below, no such notice shall be required after the passage of ten (10) days after the Grace Period provided for therein:

     _1        Payments.

     Failure to make any payment of principal or interest upon the Fleet Note or any fee pursuant to this Agreement within three (3) Business Days after the due date thereof
(the "Grace Period"); or

     _2        Other Covenants.

     Failure by the Borrower to perform or observe any other term, condition or covenant of this Agreement or of any of the other Fleet Loan Documents to which it is a party, which shall remain unremedied for a period of fifteen (15) days after notice thereof shall have been given to the Borrower by Fleet; or

     _3        Other Events of Default.

     An Event of Default (as defined in the Banks' Loan Agreement) shall occur and be continuing under the Banks' Loan Agreement, (provided in the event the Banks' Loan Agreement is terminated for any reason whatsoever or the indebtedness thereunder is paid in full, the covenants contained in Articles 5, 6 and 7 of the Banks' Loan Agreement and the Events of Default defined in Article 8 of the Banks' Loan Agreement, together with the definitions of all of the defined terms used therein and all other portions of the Banks' Loan Agreement to which reference is made in such Articles, will be incorporated by reference and the same shall be applicable herein, mutatis mutandis, and will be deemed to continue in effect until this Agreement is terminated and all of the Obligations under this Agreement are fully paid and performed).

________7 Miscellaneous Provisions



     _1        Miscellaneous   Provisions  Incorporated   by
               Reference.

     The miscellaneous provisions under Article 10 of the Banks' Loan Agreement and all other sections of the Banks' Loan Agreement to which Article 10 refers are hereby incorporated by reference as if the provisions thereof were set forth in full herein.


     _2        References in the Banks' Loan Agreement.

     All  references  in the Banks' Loan  Agreement  to  the
"Agent"  or  the "Banks", to the extent that such references
are   incorporated   herein,  shall  be  deemed   references
hereunder to Fleet.

     _3        Incorporation of Banks" Loan Agreement.

     Any term or provision of the Banks" Loan Agreement, as in effect on the date of this Agreement, which has been incorporated herein by reference and which is hereafter amended or modified, shall unless the parties hereto otherwise agree in writing, automatically be incorporated herein as so amended, from and after the effective date of any such amendment, without the necessity of the execution and delivery of any instrument or document or the taking of any action.

     _4        Counterparts.

     This   Agreement  may  be  signed  in  any  number   of
counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

     _5        Binding Effect; No Assignment or Delegation.

     This Agreement shall be binding upon and inure to the benefit of the Borrower and its successors and to the benefit of Fleet and its successors and assigns. The rights and obligations of the Borrower under this Agreement shall not be assigned or delegated without the prior written consent of Fleet, and any purported assignment or delegation without such consent shall be void.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                         NATIONAL CONSUMER COOPERATIVE BANK,
                         D/B/A NATIONAL COOPERATIVE BANK


                         By:
                         Title


                         FLEET BANK, N.A.


                         By:
                         Title



                                EXHIBIT A
                          TO FLEET LOAN AGREEMENT
                              BY AND BETWEEN
                    NATIONAL CONSUMER COOPERATIVE BANK
                                   AND
                              FLEET BANK, N.A.

                            FORM OF FLEET NOTE


$50,000,000                               Due April 14, 2000
                                          New York, New York

     FOR VALUE RECEIVED, NATIONAL CONSUMER COOPERATIVE BANK D/B/A NATIONAL COOPERATIVE BANK (the "Borrower"), hereby promises to pay to the order of FLEET BANK, N.A. (the "Bank") the principal sum of FIFTY MILLION ($50,000,000) DOLLARS (or such lesser amount as shall equal the aggregate unpaid principal amount of the Fleet Loans made by the Bank under the Loan Agreement hereinafter defined, shown on the schedule annexed hereto and any continuation thereof), in lawful money of the United States of America and in immediately available funds on the date or dates determined as provided in the Loan Agreement but in no event later than April 14, 2000.

     The Borrower further promises to pay to the order of the Bank interest on the unpaid principal amount of each Fleet Loan from the date such Fleet Loan is made until paid in full, payable at such rates and at such times as provided for in the Loan Agreement.

     The Bank has been authorized by the Borrower to record on the schedule annexed to this Note (or on any continuation thereof) the amount, type, due date and interest rate of each Fleet Loan made by the Bank under the Loan Agreement and the amount of each payment or repayment of principal and the amount of each payment of interest of each such Fleet Loan received by the Bank, it being understood, however, that failure to make any such notation shall not affect the rights of the Bank or the obligations of the Borrower hereunder or under the Loan Agreement in respect of such Fleet Loans. Such notations shall be deemed correct, absent manifest error.

     This  Note  is the Fleet Note referred to in the  Fleet
Loan Agreement dated as of the date hereof (the "Loan Agreement") between the Borrower and the Bank and evidences the Fleet Loans made by the Bank thereunder. Capitalized terms used in this Note have the respective meanings assigned to them in the Loan Agreement.

     Upon the occurrence of an Event of Default under the Loan Agreement, the principal hereof and accrued interest hereon shall become, or may be declared to be, forthwith due and payable in the manner, upon the conditions and with the effect provided in the Loan Agreement.

     The Borrower may at its option repay all or any part of the principal of this Note before maturity upon and subject to the terms provided in the Loan Agreement.

     The Borrower agrees to pay costs of collection and reasonable attorneys' fees in case default occurs in the payment of this Note.

     Presentment for payment, notice of dishonor, protest and notice of protest are hereby waived.

     This Note has been executed and delivered this 15th day of December, 1999 in New York, New York, and shall be construed in accordance with and governed by the internal laws of the State of New York.

                         NATIONAL CONSUMER COOPERATIVE BANK
                         D/B/A NATIONAL COOPERATIVE BANK


                         By:
                         Title



                        SCHEDULE TO FLEET NOTE
             MADE BY NATIONAL CONSUMER COOPERATIVE BANK
                     IN FAVOR OF FLEET BANK, N.A.


     This Note evidences the Fleet Loans made under the within described Agreement, in the principal amounts, of the types (Prime Rate Loans or LIBOR Loans) and on the dates set forth below, subject to the payments or repayments set forth below:


Date Made             Type  Due Date Interest  Amount of
   or      Prin. Amt.  of     of     Rate on   Payment or   Balance   Notation
Converted  of  Loan   Loan   Loan     Loan     Repayment  Outstanding made by